                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement
(Form S-8) of SeaView Video Technology, Inc. (SeaView) of our report dated April
10, 2002, with respect to the financial statements and schedules of SeaView included in its Annual Report (Form 10-K) for the year ended December 31, 2001, filed with the Securities and Exchange Commission.

                                                 /s/ AIDMAN, PISER & CO., P.A.
Tampa, Florida
February 12, 2003

                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Registration Statement
(Form S-8) of SeaView Video Technology, Inc. (SeaView) of our report dated April
10, 2002, with respect to the financial statements and schedules of SeaView included in its Annual Report (Form 10-K) for the year ended December 31, 2001, filed with the Securities and Exchange Commission.

                                                /s/  Carol McAtee, C.P.A.
Tampa, Florida
February 12, 2003